UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21668

Cohen & Steers Alternative Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    October 31

Date of reporting period:    April 30, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended April 30, 2020. The total returns for Cohen & Steers Alternative Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended April 30, 2020
Cohen & Steers Alternative Income Fund:
Class A	–17.95%
Class C	–18.26%
Class I	–17.84%
Class R	–18.06%
Class Z	–17.84%
Blended Benchmark[a]	–12.03%
S&P 500 Index[b]	–3.16%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund declares and pays distributions monthly at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	For benchmark descriptions, see page 8.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Market Review

For the six-month period ending April 30, 2020, a relatively uneventful start ended with a global health catastrophe and an economic shutdown that brought about one of the fastest downturns in modern history.

The pandemic-driven recession that took effect in the first quarter led to sharp declines for nearly all asset classes, including real assets and preferred securities. As the COVID-19 pandemic began to spread beyond China’s borders into communities around the world, equity and credit markets reacted powerfully to stay-at-home orders that forced many businesses to close. Mass layoffs led to unemployment levels not seen since the Great Depression nearly a century ago.

Governments and central banks around the world responded with unprecedented relief efforts to support affected businesses and households, with the United States providing paycheck protection and increased unemployment benefits, and injecting liquidity into financial markets to keep credit flowing and avoid large-scale bankruptcies. Anticipating that these measures might prevent a worst-case outcome, major stock and bond indexes rebounded sharply in mid-March, clawing back about half of their losses from the peak in mid-February.

Divergence in market performance among countries has partially reflected the different stages of the virus cycle, as well as investor perception of the effectiveness of various policy stimulus efforts. We believe these relief measures may prevent conditions from deteriorating into a more extended recession.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark. Factors that contributed to and detracted from relative performance are highlighted below.

Preferred Securities

The banking industry, which represents the largest issuer of preferreds, came under heavy pressure in March as investors feared the economic shutdown could precipitate a banking crisis. However, banks are in much better financial shape than they were in 2008. Banks have exercised much stricter lending standards, and we do not see signs of broad-based lending on “bubble” assets, as occurred back then. Also, thanks to post-crisis regulatory changes, capital is far higher—approximately three times greater than a decade ago. Since 2008, banks have been required to maintain more capital protection for riskier assets (on top of dramatically increased absolute capital levels), which has changed business models, generally reducing capital market risks and making earnings more stable.

Security selection in the banking and insurance sectors detracted from relative performance. These included overweight positions in certain euro-denominated European bank and insurance Tier 1 CoCos and hybrid securities. An overweight allocation and security selection in the pipeline sector also hindered relative performance; the sector was impacted by a sharp selloff in crude oil, which led to

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

concerns of reduced throughput volumes and of producers’ potential inability to meet their obligations to midstream companies. Contributors to relative performance consisted of overweight positions in certain high-quality, long-duration senior debt securities, as well as an underweight in certain securities with low coupons and low reset spreads.

Global Real Estate

Global real estate stocks underperformed broad equities in the downturn—despite the relative stability of lease-based cash flows—because certain types of real estate such as hotels, retail and senior housing were directly impacted by the shutdown. The Fund was overweight retail globally. However, positions in U.S. hotels, health care and certain shopping centers, which we believed looked attractive pre-pandemic, detracted meaningfully from relative performance. A notable bright spot was an overweight in Taubman Centers, which received a takeover bid from Simon Property Group at a 51% premium over Taubman’s prior day closing price. Offices slightly outperformed even though the success of work-from-home capabilities raised questions about long-term office demand, with many companies indicating they are reassessing their needs for space.

In Europe, Scandinavia and Germany were relatively resilient, boosted by mergers and acquisitions activity. The U.K. benefited from a mid-December compromise to avoid a hard Brexit, with U.K. election polls increasingly pointed toward a market-friendly Conservative majority. The Netherlands, France, Spain and Italy experienced severe drawdowns, with retailers among the poorest performers. In Asia Pacific, the Fund was overweight Hong Kong, which outperformed on reduced civil unrest and early success in containing the virus. Japan lagged, with the October consumption tax hike hurting retail sales and industrial production. However, the government responded aggressively to the virus-driven recession, doubling the Bank of Japan’s asset buying program and proposing massive fiscal stimulus. The Fund had a large overweight in a Japanese logistics company that was one of the few securities to deliver a positive return in the period.

Global Listed Infrastructure

Infrastructure began a sharp descent along with broader equities markets in late February and into March as the COVID-19 global pandemic intensified. Although most infrastructure sectors, such as utilities and cell towers, have relatively little direct exposure to the economic effects of the virus, roughly one third of the infrastructure space consists of transportation-related subsectors and midstream energy, which are especially vulnerable to heavy travel restrictions and reduced economic transportation activity. Airports detracted from performance, as the sector contended with flight cancellations and reduced landing fees from airlines, with still no clear picture of when air travel may return to normal levels. Electric utilities defended relatively well, although certain holdings in the U.S. and U.K. underperformed. Cell towers and out-of-index data center holdings significantly outperformed, benefiting from secular demand growth and a shift to working from home by large sections of the global workforce.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

MLPs and Midstream Energy

Master limited partnerships (MLPs) and other midstream energy companies suffered historic declines as the energy markets endured the twin shocks of an unprecedented collapse in demand and the emergence of an oil price war between Saudi Arabia and Russia. The countries announced plans to produce oil at maximum capacity to gain market share, adding to an already oversupplied market and sending oil prices to 18-year lows. Expectations of reduced drilling activity in response to sharply lower energy prices had a significant impact on the gathering & processing sector, and the Fund’s overweight had a negative impact on relative performance. Natural gas pipelines, in which the Fund was underweight, fared relatively better, as demand for natural gas is relatively inelastic and cost-of-service contracts resulted in utility-like cash flows for natural gas pipeline companies.

Natural Resource Equities

Natural resource equities underperformed global equities, although gold and precious metals producers defended well. The energy sector reeled as global oil markets grappled with some of the greatest pressures in history. The Fund’s positions in certain exploration and production, equipment and refining companies detracted from relative performance amid the industrywide impact. Steel companies faced reduced demand from the auto, aerospace and energy industries as factories shut down, while gold producers defended far better, benefiting from investor demand for safe-haven assets. The Fund’s underweight in gold producers negatively impacted relative performance. Agribusiness outperformed, consistent with its focus on consumer staples. Some of the Fund’s non-index holdings in packaged foods also fared relatively well, including those with exposure to the retail grocery channel or positioned to benefit from a severe protein shortage in China. The Fund also held beneficial positions in several fertilizer and chemicals companies that outperformed.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These instruments did not have a material effect on the Fund’s total return during the six months ended April 30, 2020.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Sincerely,

JON CHEIGH	VINCENT L. CHILDERS
Portfolio Manager	Portfolio Manager

BEN MORTON	CHRISTOPHER RHINE
Portfolio Manager	Portfolio Manager

TYLER S. ROSENLICHT	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS

Portfolio Manager

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended April 30, 2020

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–21.25%[a]	–18.95%[b]	—	—	—
1 Year (without sales charge)	–17.54%	–18.14%	–17.27%	–17.75%	–17.28%
5 Years (with sales charge)	1.69%[a]	1.95%	—	—	—
5 Years (without sales charge)	2.63%	1.95%	2.99%	2.46%	2.99%
10 Years (with sales charge)	6.87%[a]	6.66%	—	—	—
10 Years (without sales charge)	7.37%	6.66%	7.74%	—	—
Since Inception[c] (with sales charge)	5.24%[a]	4.88%	—	—	—
Since Inception[c] (without sales charge)	5.57%	4.88%	5.94%	3.29%	3.81%

The Fund changed its investment objectives and principal investment strategies on July 1, 2019. The performance above reflects returns achieved pursuant to different investment objectives and principal investment strategies than the investment objectives and strategies currently employed by the Fund. If the Fund’s current strategies had been in place prior to July 1, 2019, results shown would have been different.

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2020 prospectus were as follows: Class A—1.79% and 1.00%; Class C—2.44% and 1.65%; Class I—1.51% and 0.65%; Class R—1.94% and 1.15%; and Class Z—1.44% and 0.65%. Through June 30, 2021, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of August 31, 2005 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Benchmark Descriptions

The Fund changed its investment objectives and principal investment strategies on July 1, 2019. The Blended Benchmark consists of 15% FTSE EPRA Nareit Developed Real Estate Index (Net), 15% Alerian MLP Index, 15% Dow Jones Brookfield Global Infrastructure Index, 10% S&P Global Natural Resource Index (Net), and 45% Preferred Blended Benchmark (consists of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Barclays Developed Market USD Contingent Capital Index). The FTSE EPRA Nareit Developed Real Estate Index (Net) is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend withholding taxes. The Alerian MLP Index (Total Return) is a capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total Master Limited Partnership (MLP) float-adjusted market capitalization. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The S&P Global Natural Resources Index (Net) includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market, excluding $1000 par securities. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019—April 30, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period[a] November 1, 2019— April 30, 2020
Class A
Actual (–17.95% return)	$1,000.00	$820.50	$4.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.89	$5.02

Class C
Actual (–18.26% return)	$1,000.00	$817.40	$7.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.66	$8.27

Class I
Actual (–17.84% return)	$1,000.00	$821.60	$2.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.63	$3.27

Class R
Actual (–18.06% return)	$1,000.00	$819.40	$5.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.14	$5.77

Class Z
Actual (–17.84% return)	$1,000.00	$821.60	$2.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.63	$3.27

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

April 30, 2020

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Energy Transfer LP	$1,711,660	2.4
Magellan Midstream Partners LP	1,448,763	2.1
Enterprise Products Partners LP	1,415,283	2.0
MPLX LP	1,285,263	1.8
Plains All American Pipeline LP	1,013,357	1.4
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	968,756	1.4
Citigroup, Inc., 6.25%, Series T	923,060	1.3
Voya Financial, Inc., 6.125%, Series A	916,393	1.3
Crown Castle International Corp.	883,561	1.3
Phillips 66 Partners LP	831,044	1.2

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

[b]	The strategy breakdown is expressed as a percentage of the Fund’s total long-term investments and excludes derivative instruments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	39.9%
AIRPORTS—FOREIGN	0.5%
Auckland International Airport Ltd. (New Zealand)		13,500	$49,852
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico)		24,682	153,227
Sydney Airport (Australia)		45,196	184,101

			387,180

COMMUNICATIONS	2.9%
TOWERS	2.4%
American Tower Corp.		2,470	587,860
Crown Castle International Corp.		5,542	883,561
SBA Communications Corp.		793	229,907

			1,701,328

TOWERS—FOREIGN	0.5%
Cellnex Telecom SAU, 144A (Spain)[a]		2,769	144,832
Infrastrutture Wireless Italiane S.p.A., 144A (Italy)[a]		16,194	171,396

			316,228

TOTAL COMMUNICATIONS			2,017,556

CONSUMER STAPLES	0.9%
FOOD PRODUCTS	0.3%
Hormel Foods Corp.		4,648	217,759

FOOD PRODUCTS—FOREIGN	0.6%
Wilmar International Ltd. (Singapore)		166,000	418,034

TOTAL CONSUMER STAPLES			635,793

CONSUMER—NON-CYCLICAL	1.7%
AGRICULTURE	0.5%
Archer-Daniels-Midland Co.		8,881	329,840

BEVERAGE	0.2%
PepsiCo, Inc.		1,281	169,464

FOOD PRODUCTS	0.4%
Tyson Foods, Inc., Class A		3,969	246,832

FOOD PRODUCTS—FOREIGN	0.6%
Mowi ASA (Norway)		25,378	434,649

TOTAL CONSUMER—NON-CYCLICAL			1,180,785

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Shares	Value
DIVERSIFIED	0.2%
Macquarie Infrastructure Corp.		5,866	$161,843

ELECTRIC	2.5%
CenterPoint Energy, Inc.		9,978	169,925
Dominion Energy, Inc.		3,371	260,005
Duke Energy Corp.		3,405	288,267
Edison International		5,134	301,417
Evergy, Inc.		2,674	156,242
NextEra Energy Partners LP		1,233	62,008
NextEra Energy, Inc.		1,484	342,982
NorthWestern Corp.		2,608	150,456

			1,731,302

ELECTRIC—FOREIGN	1.3%
Elia Group SA/NV (Belgium)		1,064	122,342
Enel S.p.A. (Italy)		6,698	45,750
Hydro One Ltd., 144A (Canada)[a]		15,721	285,066
Iberdrola SA (Spain)		23,775	236,509
National Grid PLC (United Kingdom)		11,525	135,059
Orsted A/S, 144A (Denmark)[a]		984	99,394

			924,120

ENERGY	3.6%
GAS—DISTRIBUTION—FOREIGN	0.3%
Enn Energy Holdings Ltd. (China)		19,800	223,195

OIL & GAS	0.7%
Chevron Corp.		3,189	293,388
EOG Resources, Inc.		4,911	233,321

			526,709

OIL & GAS—FOREIGN	2.3%
BP PLC (United Kingdom)		134,713	530,825
Repsol SA (Spain)		35,910	325,949
Royal Dutch Shell PLC, Class B (Netherlands)		13,124	210,097
Total SA (France)		15,503	550,238

			1,617,109

OIL & GAS SERVICES	0.3%
Hess Midstream LP, Class A		11,939	208,694

TOTAL ENERGY			2,575,707

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Shares	Value
MARINE PORTS-FOREIGN	0.4%
Koninklijke Vopak NV (Netherlands)		2,566	$147,965
Westshore Terminals Investment Corp. (Canada)		13,459	144,264

			292,229

MATERIALS	5.8%
CHEMICALS	0.7%
FMC Corp.		4,958	455,640

CHEMICALS—FOREIGN	0.7%
Nutrien Ltd. (Canada)		14,135	504,761

METALS & MINING	1.0%
Newmont Corp.		7,987	475,067
Nucor Corp.		6,347	261,433

			736,500

METALS & MINING—FOREIGN	3.4%
Anglo American PLC (South Africa)		18,180	323,332
BHP Group PLC (Australia)		33,164	556,657
MMC Norilsk Nickel PJSC, ADR (Russia)		16,687	462,861
Rio Tinto Ltd. (Australia)		8,026	452,354
Wheaton Precious Metals Corp. (Canada)		16,143	609,560

			2,404,764

TOTAL MATERIALS			4,101,665

PIPELINES	1.2%
Kinder Morgan, Inc.		24,504	373,196
ONEOK, Inc.		2,429	72,700
Plains GP Holdings LP, Class A		12,323	113,249
Williams Cos., Inc./The		13,241	256,478

			815,623

PIPELINES—FOREIGN	1.0%
Enbridge, Inc. (Canada)		23,984	734,881

RAILWAYS—FOREIGN	0.1%
Getlink SE (France)		2,882	36,760

REAL ESTATE	16.3%
DATA CENTERS	0.9%
CyrusOne, Inc.		1,665	116,800
Digital Realty Trust, Inc.		3,611	539,808

			656,608

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Shares	Value
DIVERSIFIED—FOREIGN	3.1%
Activia Properties, Inc. (Japan)		64	$186,706
Castellum AB (Sweden)		10,226	179,362
Charter Hall Group (Australia)		16,778	82,909
China Overseas Land & Investment Ltd. (China)		35,000	129,288
ESR Cayman Ltd., 144A (China)[a,b]		25,000	54,729
Hang Lung Properties Ltd. (Hong Kong)		78,000	166,858
Keppel DC REIT (Singapore)		123,373	204,584
Mirvac Group (Australia)		95,814	139,227
Mitsubishi Estate Co., Ltd. (Japan)		17,600	284,735
Mitsui Fudosan Co., Ltd. (Japan)		5,000	91,935
New World Development Co., Ltd. (Hong Kong)		156,000	184,305
NIPPON REIT Investment Corp. (Japan)		31	92,336
NSI NV (Netherlands)		2,793	112,505
Sun Hung Kai Properties Ltd. (Hong Kong)		18,500	252,966
United Urban Investment Corp. (Japan)		47	47,153

			2,209,598

HEALTH CARE	2.3%
CareTrust REIT, Inc.		13,436	221,425
Healthcare Trust of America, Inc., Class A		4,715	116,131
Healthpeak Properties, Inc.		7,701	201,304
Medical Properties Trust, Inc.		21,314	365,322
Ventas, Inc.		1,951	63,115
Welltower, Inc.		13,321	682,435

			1,649,732

HEALTH CARE—FOREIGN	0.4%
Assura PLC (United Kingdom)		182,110	174,671
Parkway Life Real Estate Investment Trust (Singapore)		39,226	91,647

			266,318

HOTEL	0.3%
Host Hotels & Resorts, Inc.		15,091	185,770

INDUSTRIALS	0.6%
Duke Realty Corp.		12,939	448,983

INDUSTRIALS—FOREIGN	1.2%
GLP J-REIT (Japan)		241	310,708
Goodman Group (Australia)		6,754	57,526

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Shares	Value
LondonMetric Property PLC (United Kingdom)		61,379	$149,962
Mapletree Industrial Trust (Singapore)		90,200	161,941
Segro PLC (United Kingdom)		13,572	142,255

			822,392

NET LEASE	1.4%
Agree Realty Corp.		2,899	188,754
Realty Income Corp.		4,264	234,179
VEREIT, Inc.		33,440	183,251
VICI Properties, Inc.		21,480	374,181

			980,365

NET LEASE—FOREIGN	0.1%
ARGAN SA (France)		670	52,130

OFFICE	0.3%
Highwoods Properties, Inc.		5,998	232,782

OFFICE—FOREIGN	0.3%
Cofinimmo SA (Belgium)		960	133,461
Entra ASA, 144A (Norway)[a]		4,374	55,072

			188,533

RESIDENTIAL	2.7%
APARTMENT	1.5%
Apartment Investment & Management Co., Class A		4,765	179,497
Equity Residential		3,703	240,917
Essex Property Trust, Inc.		1,350	329,535
UDR, Inc.		9,042	338,804

			1,088,753

APARTMENT—FOREIGN	1.2%
Aedifica SA (Belgium)		577	55,922
Daiwa House REIT Investment Corp. (Japan)		115	278,254
LEG Immobilien AG (Germany)		2,474	284,027
Vonovia SE (Germany)		4,529	223,954

			842,157

TOTAL RESIDENTIAL			1,930,910

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Shares	Value
RETAIL—FOREIGN	0.9%
Catena AB (Sweden)		1,447	$46,043
Klepierre SA (France)		6,254	126,962
Link REIT (Hong Kong)		30,383	270,841
SmartCentres Real Estate Investment Trust (Canada)		8,599	131,708
Unibail-Rodamco-Westfield (France)[b]		833	49,038

			624,592

SELF STORAGE	0.7%
Extra Space Storage, Inc.		3,094	273,015
Public Storage		1,141	211,598

			484,613

SELF STORAGE—FOREIGN	0.3%
National Storage REIT (Australia)		95,472	107,232
Safestore Holdings PLC (United Kingdom)		6,079	54,991
Warehouses De Pauw SCA (Belgium)		1,996	54,758

			216,981

SHOPPING CENTERS	0.8%
COMMUNITY CENTER	0.2%
Kimco Realty Corp.		14,566	158,915

REGIONAL MALL	0.6%
Simon Property Group, Inc.		6,156	411,036

TOTAL SHOPPING CENTERS			569,951

TOTAL REAL ESTATE			11,520,258

TOLL ROADS—FOREIGN	1.0%
Atlantia S.p.A. (Italy)		2,286	37,475
Transurban Group (Australia)		20,510	182,842
Vinci SA (France)		5,528	452,864

			673,181

WATER—FOREIGN	0.5%
Guangdong Investment Ltd. (China)		68,000	141,336
United Utilities Group PLC (United Kingdom)		18,682	211,477

			352,813

TOTAL COMMON STOCK (Identified cost—$30,259,053)			28,141,696

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Shares/ Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	15.5%
CRUDE/REFINED PRODUCTS	5.8%
BP Midstream Partners LP		15,519	$177,537
CrossAmerica Partners LP		3,322	42,688
Genesis Energy LP		28,262	169,007
Magellan Midstream Partners LP		35,224	1,448,763
NuStar Energy LP		34,651	422,049
Phillips 66 Partners LP		19,531	831,044
Plains All American Pipeline LP		114,763	1,013,357

			4,104,445

DIVERSIFIED MIDSTREAM	6.3%
Energy Transfer LP		203,769	1,711,660
Enterprise Products Partners LP		80,597	1,415,283
MPLX LP		71,009	1,285,263

			4,412,206

GATHERING & PROCESSING	2.5%
CNX Midstream Partners LP		9,433	71,219
Crestwood Equity Partners LP		25,251	276,246
Enable Midstream Partners LP		16,042	72,831
EnLink Midstream LLC		64,421	143,015
EQM Midstream Partners LP		36,126	727,578
Noble Midstream Partners LP		12,217	89,550
Shell Midstream Partners LP		12,212	179,394
Western Midstream Partners LP		20,513	178,053

			1,737,886

NATURAL GAS PIPELINE	0.9%
TC PipeLines LP		19,783	662,731

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$13,737,786)			10,917,268

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	8.3%
BANKS	1.7%
Dime Community Bancshares, Inc., 5.50%, Series Ac		6,000	$139,080
JPMorgan Chase & Co., 6.10%, Series AAc		2,724	70,306
JPMorgan Chase & Co., 6.15%, Series BBc		2,448	63,183
US Bancorp, 6.50% to 1/15/2022, Series Fc,d		17,000	459,170
Wells Fargo & Co., 4.75%, Series Zc		19,670	469,720

			1,201,459

BANKS—FOREIGN	0.2%
HSBC Holdings PLC, 6.20%, Series A (United Kingdom)[c]		6,051	155,571

ELECTRIC	1.1%
REGULATED ELECTRIC	0.8%
Duke Energy Corp., 5.75%, Series Ac		2,700	74,493
Southern Co./The, 4.95%, due 1/30/80, Series 2020		19,200	473,664

			548,157

UTILITIES	0.3%
SCE Trust V, 5.45% to 3/15/26, Series Kc,d		8,800	208,032

TOTAL ELECTRIC			756,189

ELECTRIC—FOREIGN	0.1%
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)[c]		1,526	39,600

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.1%
Synchrony Financial, 5.625%, Series Ac		5,800	120,872

INSURANCE	2.0%
LIFE/HEALTH INSURANCE	0.3%
Unum Group, 6.25%, due 6/15/58		9,178	221,281

MULTI-LINE	0.6%
American International Group, Inc., 5.85%, Series Ac		12,500	323,750
Hartford Financial Services Group, Inc./The, 7.875% to 4/15/22, due 4/15/42[d]		2,408	64,390

			388,140

MULTI-LINE—FOREIGN	0.1%
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)		3,300	79,233

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Shares	Value
PROPERTY CASUALTY	0.2%
Axis Capital Holdings Ltd., 5.50%, Series Ec		6,200	$152,644

PROPERTY CASUALTY—FOREIGN	0.4%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[c,d]		10,325	256,783

REINSURANCE	0.4%
Arch Capital Group Ltd., 5.45%, Series Fc		12,000	299,040

TOTAL INSURANCE			1,397,121

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
AT&T, Inc., 4.75%, Series Cc		12,800	294,528

PIPELINES	0.2%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ec,d		7,482	158,244

REAL ESTATE	1.9%
INDUSTRIALS	0.7%
Monmouth Real Estate Investment Corp., 6.125%, Series Cc		13,700	334,828
Rexford Industrial Realty, Inc., 5.625%, Series Cc		7,400	180,190

			515,018

NET LEASE	0.3%
Spirit Realty Capital, Inc., 6.00%, Series Ac		7,350	174,048

OFFICE	0.2%
Brookfield Property Partners LP, 5.75%, Series Ac		8,447	168,940

RESIDENTIAL—SINGLE FAMILY	0.7%
American Homes 4 Rent, 5.875%, Series Gc		9,364	219,024
American Homes 4 Rent, 6.25%, Series Hc		10,485	258,455

			477,479

TOTAL REAL ESTATE			1,335,485

UTILITIES—GAS UTILITIES	0.6%
Sempra Energy, 5.75%, due 7/1/79		8,287	210,904
South Jersey Industries, Inc., 5.625%, due 9/16/79		8,575	218,320

			429,224

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$6,073,069)			5,888,293

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	32.8%
BANKS	6.6%
Bank of America Corp., 6.25% to 9/5/24, Series Xc,d		$428,000	$446,359
Bank of America Corp., 6.50% to 10/23/24, Series Zc,d		325,000	346,351
Bank of America Corp., 6.10% to 3/17/25, Series AAc,d		400,000	423,718
Bank of America Corp., 5.875% to 3/15/28, Series FFc,d		182,000	185,819
Citigroup, Inc., 5.95% to 5/15/25, Series Pc,d		150,000	151,246
Citigroup, Inc., 6.25% to 8/15/26, Series Tc,d		862,000	923,060
Citigroup, Inc., 5.00% to 9/12/24, Series Uc,d		381,000	346,710
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Aa		200,000	254,000
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qc,d		230,000	233,897
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series Rc,d		376,000	349,941
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sc,d		72,000	77,348
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xc,d		560,000	574,389
Wachovia Capital Trust III, 5.569% (3 Month US LIBOR + 0.930%, Floor 5.57%) (FRN)[c,e]		257,000	255,689
Wells Fargo & Co., 5.875% to 6/15/25, Series Uc,d		64,000	68,365

			4,636,892

BANKS—FOREIGN	10.9%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,c,d,f]		200,000	214,667
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[c,d,f]		200,000	181,889
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,c,d,f]		200,000	199,500
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,c,d]		100,000	106,313
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,c,d,f]		400,000	415,778
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,c,d,f]		400,000	399,278
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,c,d,f]		400,000	426,964
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,c,d,f]		200,000	223,125
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[c,d,f,g]		200,000	201,302
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,c,d,f]		800,000	808,556
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,c,d,f]		200,000	212,250

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount	Value
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[c,d,f]		$200,000	$199,050
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[c,d,f,g]		400,000	401,512
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,c,d,f]		200,000	186,139
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[c,d]		220,000	304,271
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[c,d,f]		400,000	417,880
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[c,d,f]		200,000	204,890
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,c,d,f]		200,000	187,789
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[a,c,d,f]		200,000	196,250
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,c,d,f]		400,000	392,526
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,c,d,f]		400,000	405,196
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)[c,g]		145,000	157,905
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[c,d,f,g]		400,000	415,680
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,c,d,f]		400,000	411,758
UBS Group AG, 7.125% to 8/10/21 (Switzerland)[c,d,f,g]		200,000	202,450
Unione di Banche Italiane SpA, 5.875% to 1/20/25, Series EMTN (Italy)[c,d,f,g]		200,000	189,500

			7,662,418

ELECTRIC	1.3%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Ac,d		760,000	694,028
Duke Energy Corp., 4.875% to 9/16/24[c,d]		210,000	208,046

			902,074

FINANCIAL—INVESTMENT BANKER/BROKER	0.4%
Charles Schwab Corp./The to 6/1/25, Series Gc,d		280,000	291,200

INSURANCE	9.9%
LIFE/HEALTH INSURANCE	4.1%
MetLife, Inc., 10.75%, due 8/1/39		500,000	762,928
MetLife, Inc., 6.40%, due 12/15/36		275,000	308,550
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[d]		320,000	337,690
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[d]		346,000	357,660
SBL Holdings, Inc. to 5/13/25, 144Aa,c,d		290,000	188,138
Voya Financial, Inc., 6.125% to 9/15/23, Series Ac,d		925,000	916,393

			2,871,359

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount	Value
LIFE/HEALTH INSURANCE—FOREIGN	0.9%
Achmea BV, 4.625% to 3/24/29 (Netherlands)[c,d,f,g]		$200,000	$210,990
M&G PLC, 5.625% to 10/20/31, due 10/20/51 (United Kingdom)[d,g]		300,000	406,916

			617,906

MULTI-LINE	0.6%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[d]		325,000	401,026

MULTI-LINE—FOREIGN	1.0%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,c,d]		400,000	494,546
Beazley Insurance DAC, 5.50%, due 9/10/29 (United Kingdom)[g]		200,000	202,631

			697,177

PROPERTY CASUALTY	1.3%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[d]		750,000	737,635
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144Aa,d		200,000	206,383

			944,018

PROPERTY CASUALTY—FOREIGN	1.4%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[d,g]		200,000	217,599
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[d,g]		200,000	203,597
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[c,d,g]		600,000	596,624

			1,017,820

REINSURANCE	0.6%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[d]		535,000	469,811

TOTAL INSURANCE			7,019,117

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.6%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[d]		385,000	441,166

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series Gc,d		100,000	79,812

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount	Value
PIPELINES—FOREIGN	1.2%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[d]		$350,000	$313,861
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[d]		430,000	404,950
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[d]		115,000	104,851

			823,662

UTILITIES	1.8%
ELECTRIC UTILITIES	0.4%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[d]		280,000	287,152

ELECTRIC UTILITIES—FOREIGN	1.4%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[d]		915,000	968,756

TOTAL UTILITIES			1,255,908

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$23,870,223)			23,112,249

CORPORATE BONDS—INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 4.35%, due 5/1/50		200,000	201,230

TOTAL CORPORATE BONDS (Identified cost—$199,300)			201,230

		Shares
SHORT-TERM INVESTMENTS	2.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.25%[h]		1,397,746	1,397,746

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,397,746)			1,397,746

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$75,537,177)	98.8%		69,658,482
OTHER ASSETS IN EXCESS OF LIABILITIES	1.2		821,684

NET ASSETS	100.0%		$70,480,166

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	GBP	23,070	USD	28,878	5/4/20	$(178)
Brown Brothers Harriman	GBP	21,294	USD	26,585	5/4/20	(235)
Brown Brothers Harriman	GBP	20,081	USD	24,700	5/4/20	(592)
Brown Brothers Harriman	GBP	274,914	USD	340,852	5/4/20	(5,402)
Brown Brothers Harriman	USD	28,532	GBP	23,254	5/4/20	757
Brown Brothers Harriman	USD	398,678	GBP	316,105	5/4/20	(544)
Brown Brothers Harriman	EUR	817,716	USD	898,400	5/5/20	2,306
Brown Brothers Harriman	EUR	49,444	USD	53,955	5/5/20	(229)
Brown Brothers Harriman	USD	122,954	EUR	113,111	5/5/20	999
Brown Brothers Harriman	USD	45,644	EUR	42,198	5/5/20	599
Brown Brothers Harriman	USD	748,872	EUR	683,783	5/5/20	451
Brown Brothers Harriman	USD	30,480	EUR	28,068	5/5/20	278
Brown Brothers Harriman	EUR	705,890	USD	773,444	6/2/20	(519)
Brown Brothers Harriman	GBP	321,764	USD	405,831	6/2/20	525
						$(1,784)

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $6,739,645 which represents 9.6% of the net assets of the Fund, of which 0.0% are illiquid.

[b]	Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]	Security converts to floating rate after the indicated fixed-rate coupon period.
[e]	Variable rate. Rate shown is in effect at April 30, 2020.
[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $7,304,919 or 10.4% of the net assets of the Fund.

[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $3,406,706 which represents 4.8% of the net assets of the Fund, of which 0.0% are illiquid.

[h]	Rate quoted represents the annualized seven-day yield.

Country Summary	% of Net Assets
United States	58.1%
France	6.1%
Canada	6.0%
United Kingdom	5.6%
Australia	3.4%
Switzerland	3.2%
Netherlands	3.0%
Japan	1.8%
China	1.4%
Spain	1.3%
Hong Kong	1.2%
Italy	0.9%
Germany	0.7%
Norway	0.7%
Russia	0.7%
Singapore	0.6%
Belgium	0.5%
South Africa	0.5%
Other	4.3%

100.0%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$75,537,177)	$69,658,482
Cash	3,458
Foreign currency, at value (Identified cost—$15,737)	15,773
Receivable for:
Investment securities sold	519,273
Dividends and interest	492,395
Fund shares sold	277,962
Unrealized appreciation on forward foreign currency exchange contracts	5,915
Other assets	1,778

Total Assets	70,975,036

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	7,699
Payable for:
Investment securities purchased	157,334
Fund shares redeemed	138,222
Dividends declared	45,646
Shareholder servicing fees	11,976
Investment advisory fees	1,524
Administration fees	1,084
Distribution fees	495
Other liabilities	130,890

Total Liabilities	494,870

NET ASSETS	$70,480,166

NET ASSETS consist of:
Paid-in capital	$92,046,111
Total distributable earnings/(accumulated loss)	(21,565,945)

$70,480,166

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2020 (Unaudited)

CLASS A SHARES:
NET ASSETS	$16,322,200
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,726,109

Net asset value and redemption price per share	$9.46

Maximum offering price per share ($9.46 ÷ 0.955)[a]	$9.91

CLASS C SHARES:
NET ASSETS	$6,633,161
Shares issued and outstanding ($0.001 par value common stock outstanding)	706,864

Net asset value and offering price per share[b]	$9.38

CLASS I SHARES:
NET ASSETS	$47,439,122
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,004,133

Net asset value, offering and redemption price per share	$9.48

CLASS R SHARES:
NET ASSETS	$75,933
Shares issued and outstanding ($0.001 par value common stock outstanding)	8,016

Net asset value, offering and redemption price per share	$9.47

CLASS Z SHARES:
NET ASSETS	$9,750
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,029

Net asset value, offering and redemption price per share	$9.48

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2020 (Unaudited)

Investment Income:
Dividend income (net of $32,281 of foreign withholding tax)	$840,182
Interest income	685,467

Total Investment Income	1,525,649

Expenses:
Investment advisory fees	280,273
Professional fees	57,447
Distribution fees—Class A	23,486
Distribution fees—Class C	27,016
Distribution fees—Class R	210
Registration and filing fees	50,061
Shareholder servicing fees—Class A	9,394
Shareholder servicing fees—Class C	9,005
Shareholder servicing fees—Class I	18,672
Administration fees	31,212
Shareholder reporting expenses	17,110
Custodian fees and expenses	9,667
Transfer agent fees and expenses	6,127
Directors’ fees and expenses	2,126
Miscellaneous	8,168

Total Expenses	549,974
Reduction of Expenses (See Note 2)	(220,610)

Net Expenses	329,364

Net Investment Income (Loss)	1,196,285

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(14,301,506)
Forward foreign currency exchange contracts	40,045
Foreign currency transactions	(6,433)

Net realized gain (loss)	(14,267,894)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(6,283,887)
Forward foreign currency exchange contracts	25,888
Foreign currency translations	(589)

Net change in unrealized appreciation (depreciation)	(6,258,588)

Net Realized and Unrealized Gain (Loss)	(20,526,482)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(19,330,197)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,196,285	$857,510	$1,140,338
Net realized gain (loss)	(14,267,894)	7,664,423	9,418,685
Net change in unrealized appreciation (depreciation)	(6,258,588)	(5,016,443)	(8,880,724)

Net increase (decrease) in net assets resulting from operations	(19,330,197)	3,505,490	1,678,299

Distributions to Shareholders:
Class A	(503,401)	(3,748,975)	(2,867,895)
Class C	(175,376)	(1,437,007)	(2,114,731)
Class I	(1,564,606)	(4,567,823)	(8,344,335)
Class R	(2,190)	(17,815)	(12,699)
Class Z	(287)	(1,376)	(1,325)

Total distributions	(2,245,860)	(9,772,996)	(13,340,985)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	24,025,045	13,793,835	(22,275,280)

Total increase (decrease) in net assets	2,448,988	7,526,329	(33,937,966)
Net Assets:
Beginning of period	68,031,178	60,504,849	94,442,815

End of period	$70,480,166	$68,031,178	$60,504,849

[a]	The Fund changed its fiscal year end from February 28 to October 31.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:			2019	2018	2017	2016[b]	2015
Net asset value, beginning of period	$11.85	$13.33	$15.16	$15.50	$13.30	$16.33	$16.83

Income (loss) from investment operations:

Net investment income (loss)[c]	0.15	0.17	0.17	0.17	0.18	0.14	0.11
Net realized and unrealized gain (loss)	(2.25)	0.59	0.15	1.42	3.56	(1.92)	2.12

Total from investment operations	(2.10)	0.76	0.32	1.59	3.74	(1.78)	2.23

Less dividends and distributions to shareholders from:

Net investment income	(0.29)	(0.23)	(0.17)	(0.17)	(0.18)	(0.14)	(0.12)
Net realized gain	—	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)	(2.61)

Total dividends and distributions to shareholders	(0.29)	(2.24)	(2.15)	(1.93)	(1.54)	(1.25)	(2.73)

Net increase (decrease) in net asset value	(2.39)	(1.48)	(1.83)	(0.34)	2.20	(3.03)	(0.50)

Net asset value, end of period	$9.46	$11.85	$13.33	$15.16	$15.50	$13.30	$16.33

Total return[d,e]	–17.95%[f]	5.90%[f]	2.59%	10.81%	28.76%	–11.63%	13.88%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:			2019	2018	2017	2016[b]	2015
Net assets, end of period (in millions)	$16.3	$21.1	$19.8	$18.5	$19.6	$17.0	$22.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.51%[g]	1.79%[h]	1.40%	1.25%	1.31%	1.37%	1.33%

Expenses (net of expense reduction)	1.00%[g]	1.00%[h]	1.00%	1.00%	1.00%	1.01%	1.00%

Net investment income (loss) (before expense reduction)	2.27%[g]	1.27%[h]	0.80%	0.85%	0.92%	0.59%	0.31%

Net investment income (loss) (net of expense reduction)	2.78%[g]	2.06%[h]	1.20%	1.10%	1.23%	0.95%	0.64%

Portfolio turnover rate	83%[f]	178%[f]	158%	102%	70%	64%	79%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Does not reflect sales charges, which would reduce return.
[f]	Not annualized.
[g]	Annualized.
[h]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:			2019	2018	2017	2016[b]	2015
Net asset value, beginning of period	$11.76	$13.22	$15.04	$15.38	$13.20	$16.22	$16.74

Income (loss) from investment operations:

Net investment income (loss)[c]	0.12	0.11	0.07	0.07	0.09	0.04	(0.00)[d]
Net realized and unrealized gain (loss)	(2.24)	0.59	0.15	1.41	3.53	(1.91)	2.11

Total from investment operations	(2.12)	0.70	0.22	1.48	3.62	(1.87)	2.11

Less dividends and distributions to shareholders from:

Net investment income	(0.26)	(0.15)	(0.06)	(0.06)	(0.08)	(0.04)	(0.02)
Net realized gain	—	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)	(2.61)

Total dividends and distributions to shareholders	(0.26)	(2.16)	(2.04)	(1.82)	(1.44)	(1.15)	(2.63)

Net increase (decrease) in net asset value	(2.38)	(1.46)	(1.82)	(0.34)	2.18	(3.02)	(0.52)

Net asset value, end of period	$9.38	$11.76	$13.22	$15.04	$15.38	$13.20	$16.22

Total return[e,f]	–18.26%[g]	5.39%[g]	1.95%	10.11%	27.97%	–12.25%	13.19%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:			2019	2018	2017	2016[b]	2015
Net assets, end of period (in millions)	$6.6	$6.6	$12.6	$18.1	$26.7	$25.7	$35.4

Ratios to average daily net assets:

Expenses (before expense reduction)	2.16%[h]	2.44%[i]	2.05%	1.90%	1.96%	2.02%	1.98%

Expenses (net of expense reduction)	1.65%[h]	1.65%[i]	1.65%	1.65%	1.65%	1.66%	1.65%

Net investment income (loss) (before expense reduction)	1.64%[h]	0.52%[i]	0.13%	0.18%	0.27%	(0.06)%	(0.33)%

Net investment income (loss) (net of expense reduction)	2.15%[h]	1.31%[i]	0.53%	0.43%	0.58%	0.30%	(0.00)%[j]

Portfolio turnover rate	83%[g]	178%[g]	158%	102%	70%	64%	79%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Amount is less than $0.005.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Does not reflect sales charges, which would reduce return.
[g]	Not annualized.
[h]	Annualized.
[i]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
[j]	Amount less than 0.005%.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:			2019	2018	2017	2016[b]	2015
Net asset value, beginning of period	$11.88	$13.36	$15.19	$15.53	$13.32	$16.36	$16.86

Income (loss) from investment operations:

Net investment income (loss)[c]	0.17	0.20	0.22	0.22	0.23	0.20	0.17
Net realized and unrealized gain (loss)	(2.26)	0.60	0.15	1.42	3.57	(1.94)	2.12

Total from investment operations	(2.09)	0.80	0.37	1.64	3.80	(1.74)	2.29

Less dividends and distributions to shareholders from:

Net investment income	(0.31)	(0.27)	(0.22)	(0.22)	(0.23)	(0.19)	(0.18)
Net realized gain	—	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)	(2.61)

Total dividends and distributions to shareholders	(0.31)	(2.28)	(2.20)	(1.98)	(1.59)	(1.30)	(2.79)

Net increase (decrease) in net asset value	(2.40)	(1.48)	(1.83)	(0.34)	2.21	(3.04)	(0.50)

Net asset value, end of period	$9.48	$11.88	$13.36	$15.19	$15.53	$13.32	$16.36

Total return[d]	–17.84%[e]	6.18%[e]	2.96%	11.18%	29.24%	–11.35%	14.30%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:			2019	2018	2017	2016[b]	2015
Net assets, end of period (in millions)	$47.4	$40.2	$28.0	$57.8	$143.5	$163.5	$191.6

Ratios to average daily net assets:

Expenses (before expense reduction)	1.22%[f]	1.51%[g]	1.09%	0.96%	1.01%	1.06%	1.08%

Expenses (net of expense reduction)	0.65%[f]	0.65%[g]	0.65%	0.65%	0.65%	0.66%	0.65%

Net investment income (loss) (before expense reduction)	2.60%[f]	1.64%[g]	1.09%	1.11%	1.23%	0.91%	0.57%

Net investment income (loss) (net of expense reduction)	3.17%[f]	2.50%[g]	1.53%	1.42%	1.59%	1.31%	1.00%

Portfolio turnover rate	83%[e]	178%[e]	158%	102%	70%	64%	79%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,				For the Period October 1, 2014[b] through February 28, 2015
Per Share Operating Data:			2019	2018	2017	2016[c]
Net asset value, beginning of period	$11.87	$13.34	$15.17	$15.51	$13.31	$16.35	$16.57

Income (loss) from investment operations:

Net investment income (loss)[d]	0.14	0.16	0.15	0.15	0.15	0.12	0.04
Net realized and unrealized gain (loss)	(2.26)	0.59	0.14	1.41	3.57	(1.93)	1.17

Total from investment operations	(2.12)	0.75	0.29	1.56	3.72	(1.81)	1.21

Less dividends and distributions to shareholders from:

Net investment income	(0.28)	(0.21)	(0.14)	(0.14)	(0.16)	(0.12)	(0.03)
Net realized gain	—	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)	(1.40)

Total dividends and distributions to shareholders	(0.28)	(2.22)	(2.12)	(1.90)	(1.52)	(1.23)	(1.43)

Net increase (decrease) in net asset value	(2.40)	(1.47)	(1.83)	(0.34)	2.20	(3.04)	(0.22)

Net asset value, end of period	$9.47	$11.87	$13.34	$15.17	$15.51	$13.31	$16.35

Total return[e]	–18.06%[f]	5.81%[f]	2.43%	10.63%	28.61%	–11.81%	7.51%[f]

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,				For the Period October 1, 2014[b] through February 28, 2015
Ratios/Supplemental Data:			2019	2018	2017	2016[c]
Net assets, end of period (in 000s)	$75.9	$82.9	$96.9	$90.4	$64.8	$8.0	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.66%[g]	1.94%[h]	1.55%	1.40%	1.46%	1.52%	1.49%[g]

Expenses (net of expense reduction)	1.15%[g]	1.15%[h]	1.15%	1.15%	1.15%	1.16%	1.15%[g]

Net investment income (loss) (before expense reduction)	2.12%[g]	1.11%[h]	0.67%	0.70%	0.71%	0.45%	0.32%[g]

Net investment income (loss) (net of expense reduction)	2.63%[g]	1.90%[h]	1.07%	0.95%	1.02%	0.81%	0.66%[g]

Portfolio turnover rate	83%[f]	178%[f]	158%	102%	70%	64%	79%[f]

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Inception date.
[c]	For the year ended February 29.
[d]	Calculation based on average shares outstanding.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]	Annualized.
[h]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Per Share Operating Data:	Class Z
	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,				For the Period October 1, 2014[b] through February 28, 2015
			2019	2018	2017	2016[c]
Net asset value, beginning of period	$11.88	$13.36	$15.19	$15.53	$13.32	$16.36	$16.57

Income (loss) from investment operations:

Net investment income (loss)[d]	0.25	0.20	0.22	0.22	0.23	0.20	0.08
Net realized and unrealized gain (loss)	(2.34)	0.60	0.15	1.42	3.57	(1.94)	1.16

Total from investment operations	(2.09)	0.80	0.37	1.64	3.80	(1.74)	1.24

Less dividends and distributions to shareholders from:

Net investment income	(0.31)	(0.27)	(0.22)	(0.22)	(0.23)	(0.19)	(0.05)
Net realized gain	—	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)	(1.40)

Total dividends and distributions to shareholders	(0.31)	(2.28)	(2.20)	(1.98)	(1.59)	(1.30)	(1.45)

Net increase (decrease) in net asset value	(2.40)	(1.48)	(1.83)	(0.34)	2.21	(3.04)	(0.21)

Net asset value, end of period	$9.48	$11.88	$13.36	$15.19	$15.53	$13.32	$16.36

Total return[e]	–17.84%[f]	6.17%[f]	2.96%	11.18%	29.24%	–11.35%	7.71%[f]

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	Class Z
	For the Six Months Ended April 30, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,				For the Period October 1, 2014[b] through February 28, 2015
			2019	2018	2017	2016[c]
Net assets, end of period (in 000s)	$9.8	$7.2	$8.1	$9.2	$9.4	$8.0	$9.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.16%[g]	1.44%[h]	1.05%	0.90%	0.96%	1.02%	0.99%[g]

Expenses (net of expense reduction)	0.65%[g]	0.65%[h]	0.65%	0.65%	0.65%	0.66%	0.65%[g]

Net investment income (loss) (before expense reduction)	4.02%[g]	1.62%[h]	1.14%	1.18%	1.27%	0.95%	0.82%[g]

Net investment income (loss) (net of expense reduction)	4.53%[g]	2.41%[h]	1.54%	1.43%	1.58%	1.31%	1.16%[g]

Portfolio turnover rate	83%[f]	178%[f]	158%	102%	70%	64%	79%[f]

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Inception date.
[c]	For the year ended February 29.
[d]	Calculation based on average shares outstanding.
[e]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[f]	Not annualized.
[g]	Annualized.
[h]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Alternative Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. Effective July 1, 2019, the Fund’s name changed from Cohen & Steers Dividend Value Fund, Inc. to Cohen & Steers Alternative Income Fund, Inc. Prior to July 1, 2019, the Fund’s investment objective was to provide long-term growth of income and capital appreciation. Effective July 1, 2019, the Fund’s investment objectives are to seek a high level of current income and secondarily, capital appreciation. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

Effective July 1, 2019, the Fund’s fiscal year end changed from February 28 to October 31.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Airports—Foreign	$387,180	$153,227	$233,953	$—
Communications	2,017,556	1,701,328	316,228	—
Consumer Staples	635,793	217,759	418,034	—
Consumer—Non-Cyclical	1,180,785	746,136	434,649	—
Electric—Foreign	924,120	285,066	639,054	—
Energy	2,575,707	735,403	1,840,304	—
Materials	4,101,665	2,306,461	1,795,204	—
Railways—Foreign	36,760	—	36,760	—
Real Estate	11,520,258	6,478,303	5,041,955	—
Toll Roads—Foreign	673,181	—	673,181	—
Water—Foreign	352,813	—	352,813	—
Other Industries	3,735,878	3,735,878	—	—
Master Limited Partnerships and Related Companies	10,917,268	10,917,268	—	—
Preferred Securities—$25 Par Value	5,888,293	5,888,293	—	—
Preferred Securities—Capital Securities	23,112,249	—	23,112,249	—
Corporate Bonds	201,230	—	201,230	—
Short-Term Investments	1,397,746	—	1,397,746	—

Total Investments in Securities[a]	$69,658,482	$33,165,122	$36,493,360	$—

Forward Foreign Currency Exchange Contracts	$5,915	$—	$5,915	$—

Total Derivative Assets[a]	$5,915	$—	$5,915	$—

Forward Foreign Currency Exchange Contracts	$(7,699)	$—	$(7,699)	$—

Total Derivative Liabilities[a]	$(7,699)	$—	$(7,699)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in securities.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gain/loss included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended April 30, 2020, the investment advisor considers

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

it likely that a portion of the dividends will be reclassified to distributions from return of capital upon the final determination of the Fund’s taxable net income after October 31, 2020, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of April 30, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the six months ended April 30, 2020, and through June 30, 2021, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended April 30, 2020, fees waived and/or expenses reimbursed totaled $220,610.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the six months ended April 30, 2020, the Fund incurred $8,008 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended April 30, 2020, the Fund has been advised that the distributor received $7,124, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $584 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $351 for the six months ended April 30, 2020.

Other: As of April 30, 2020, the investment advisor and/or affiliated persons of the investment advisor owned 10% of the Fund’s outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

control person could potentially control the outcome of any proposal submitted to shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2020, totaled $87,155,162 and $63,636,130, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2020 and the effect of derivatives held during the six months ended April 30, 2020, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$5,915	Unrealized depreciation	$7,699

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$40,045	$25,888

The following summarizes the volume of the Fund’s forward foreign currency exchange contracts activity for the six months ended April 30, 2020:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$2,049,263

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of April 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$75,537,177

Gross unrealized appreciation on investments	$2,465,088
Gross unrealized depreciation on investments	(8,345,567)

Net unrealized appreciation (depreciation) on investments	$(5,880,479)

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of certain intermediaries, as noted in the Fund’s prospectus, effective March 15, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended April 30, 2020		For the Period March 1, 2019 through October 31, 2019[a]		For the Year Ended February 28, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Sold	419,911	$4,226,341	967,474	$11,956,222	605,243	$8,485,815
Issued as reinvestment of dividends and distributions	30,961	327,758	176,946	2,116,562	118,720	1,591,572
Redeemed	(507,751)	(5,434,517)	(849,980)	(10,285,611)	(453,157)	(6,251,211)

Net increase (decrease)	(56,879)	$(880,418)	294,440	$3,787,173	270,806	$3,826,176

Class C:
Sold	280,113	$3,238,940	258,417	$3,037,155	219,768	$2,946,636
Issued as reinvestment of dividends and distributions	12,952	133,708	42,942	508,457	82,741	1,101,543
Redeemed	(147,691)	(1,554,805)	(691,895)	(8,555,781)	(555,273)	(7,664,709)

Net increase (decrease)	145,374	$1,817,843	(390,536)	$(5,010,169)	(252,764)	$(3,616,530)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended April 30, 2020		For the Period March 1, 2019 through October 31, 2019[a]		For the Year Ended February 28, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Class I:
Sold	3,586,661	$41,528,224	1,675,316	$19,935,423	258,127	$3,637,057
Issued as reinvestment of dividends and distributions	142,167	1,499,236	330,240	3,959,082	517,839	6,959,658
Redeemed	(2,109,620)	(19,954,916)	(714,602)	(8,876,211)	(991,440)	(13,177,592)
Redemptions in-kind[b]	—	—	—	—	(1,492,294)	(19,922,121)

Net increase (decrease)	1,619,208	$23,072,544	1,290,954	$15,018,294	(1,707,768)	$(22,502,998)

Class R:
Sold	842	$10,000	752	$10,000	1,933	$28,320
Issued as reinvestments of dividends and distributions	192	2,020	1,375	16,471	854	11,418
Redeemed	—	—	(2,411)	(27,934)	(1,480)	(21,666)

Net increase (decrease)	1,034	$12,020	(284)	$(1,463)	1,307	$18,072

Class Z:
Sold	22,450	$266,573	—	$—	—	$—
Issued as reinvestment of dividends and distributions	10	100	—	—	—	—
Redeemed	(22,035)	(263,617)	—	—	—	—

Net increase (decrease)	425	$3,056	—	$—	—	$—

[a]	The Fund has changed its fiscal year end from February 28 or 29 to October 31.
[b]	Certain shareholders of the Fund redeemed shares in-kind.

Note 7. Redemptions In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended February 28, 2019, the Fund had redemptions in-kind with total proceeds in the amount of $19,922,121. The net realized gains on these redemptions in-kind for the year ended February 28, 2019, amounted to $2,852,428 which will not be realized for tax purposes. For the eight months ended October 31, 2019, the Fund did not have any redemptions in-kind. For the six months ended April 30, 2020, the Fund did not have any redemptions in-kind.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Below-Investment-Grade Securities Risk: Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies.

Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Market Risk: Since the Fund invests in companies engaged in the real estate industry, an investment in the Fund may be linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Tax Risk: The Fund intends to qualify each year as a RIC for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in Qualified Publicly Traded Partnerships (QPTPs) as defined in the Code. The Fund expects that the MLPs that are treated as publicly traded partnerships for tax purposes in which the Fund invests will generally be QPTPs. The treatment of certain of the Fund’s investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (IRS) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this 25% requirement. As of April 30, 2020, the Fund held 15.2% of its total assets in QPTPs.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Securities and Exchange Commission’s (SEC) final rules and amendments to modernize reporting and disclosure, and requiring the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. There is no assurance that the rule will be adopted. The proposed rule would, among other things, limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. It is likely that panel banks will cease reporting LIBOR as soon as they are able to, effectively phasing it out as of 2022; however, the LIBOR transition might be extended. The official sector appears resistant to adjusting deadlines but there may be more pressing demands on regulators and companies stemming from COVID-19. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and could extend into 2022 or beyond.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after April 30, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer and Vice President

Jon Cheigh

Vice President

Vincent L. Childers

Vice President

Tyler Rosenlicht

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—DVFAX
Class C—DVFCX
Class F—DVVFX*
Class I—DVFIX
Class R—DVFRX
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Alternative Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance which is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Alternative

Income Fund

Semiannual Report April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

DVFAXSAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: July 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Financial Officer
(Chief Financial Officer)

Date: July 7, 2020